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                                                                   EXHIBIT 10.26


                        THE FIRST MARBLEHEAD CORPORATION


                             1996 STOCK OPTION PLAN


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                        THE FIRST MARBLEHEAD CORPORATION

                             1996 STOCK OPTION PLAN

     1.    PURPOSES

     The purposes of this 1996 Stock Option Plan (the "Plan") are to: (i) closely associate the interests of the officers, other employees and consultants of The First Marblehead Corporation and its subsidiaries and affiliates (collectively referred to as the "Company") with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains; (ii) provide participants with an equity ownership in the Company commensurate with Company performance; (iii) maintain competitive compensation levels; and (iv) provide an incentive to officers and employees for continuous employment with the Company. The Plan accomplishes these purposes by providing for the grant of Incentive Stock Options and Nonstatutory Stock Options (collectively, as defined below, "Options") to the Company's officers, employees and consultants.

     2.    ADMINISTRATION OF THE PLAN

     2.01 ADMINISTRATION BY COMMITTEE. The Plan shall be administered by the Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company from time to time. Whenever options are granted to any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

     2.02 AUTHORITY. Within the limits of the Plan, the Committee shall determine: the individuals to whom, and the times at which, Options shall be granted; the type of Option and number of shares to be granted; the duration of each Option; the price and method of payment for each Option; and the time or times within which (during its term) all or portions of each Option may be exercised.

     2.03 ADOPTION OF RULES; INTERPRETATION OF PLAN. The Committee may: (i) establish such rules as it deems necessary for the proper administration of the Plan; (ii) make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable; and (iii) supply any omission, reconcile any inconsistency and include such further provisions or conditions in the Plan or any Option as it deems advisable. Decisions rendered by the Committee shall be made in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any decision rendered in good faith relating to the Plan or any award thereunder.

     3.    SHARES SUBJECT TO THE PLAN

     3.01 NUMBER AND TYPE OF SHARES. The aggregate number of shares of stock of the Company which may be optioned under the Plan is One Hundred Thousand (100,000) shares of the Company's Common Stock, $.10 par value, (the "Stock").

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     3.02  RESTORATION OF SHARES. If any option expires, is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Internal Revenue Code of 1986, as amended (the "Code").

     3.03 RESERVATION OF SHARES. The Company shall, at all times while the Plan is in force, reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

     4.    GRANT OF OPTIONS; ELIGIBLE PERSONS

     4.01 TYPES OF OPTIONS. Options shall be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code, or as options which do not meet the requirements of Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the Committee, within the limits set forth in the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) and, in the case of Nonstatutory Stock Options, to consultants.

     4.02 DATE OF GRANT. The date of grant for each Option shall be the date on which it is approved by the Committee, or such later date as the Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was adopted by the Board or approved by the stockholders, whichever is earlier.

     5.    FORMS OF OPTIONS

     Options granted hereunder shall be evidenced by a writing delivered to the grantee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among grantees.

     6.    OPTION PRICE

     6.01 INCENTIVE STOCK OPTIONS. In the case of Incentive Stock Options, the price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the fair market value of the Stock on the date of granting as determined in good faith by the Committee; and provided further that no Incentive Stock Option shall be granted to any individual who owns stock of the Company or its parent or subsidiary corporations in excess of the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the date of the grant.

     6.02 NONSTATUTORY STOCK OPTIONS. In the case of Nonstatutory Stock Options, the price at which shares may from time to time be optioned shall be determined by the Committee.

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     6.03  MANNER OF PAYMENT. To the extent permitted by law, the Committee, may in its discretion, permit the option price to be paid in whole or in part by a note or in installments or with shares of stock of the Company or such other lawful consideration as the Committee may determine.

     7.    TERM OF OPTION AND DATES OF EXERCISE

     7.01 EXERCISABILITY. The Committee shall determine the term of all Options, the time or times that Options may be exercised and whether they may be exercised in installments; provided, however, that: (i) the term of each Incentive Stock Option granted under the Plan shall not exceed a period of ten years from the date of its grant; and (ii) no Incentive Stock Option shall be granted to any individual who owns stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of the Option does not exceed a period of five years from the date of its grant.

     7.02 EFFECT OF TERMINATION OF EMPLOYMENT. Except to the extent otherwise determined by the Committee in writing, the effect on an Option of the termination of employment of a grantee and the extent to which the grantee or his or her estate, legal representative, guardian, or beneficiary may exercise rights thereunder, shall be as set forth below.

           (a) DEATH OF GRANTEE. Upon the death of the grantee, all rights, including those not yet vested on the date of death, shall immediately be vested and may be exercised by the grantee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the grantee; provided, however, that such exercise must occur within both the remaining effective term of the Option and within one year after the grantee's death.

           The provisions of this subsection (a) shall apply even if the grantee's employment may have terminated prior to death, but only to the extent such rights were otherwise exercisable pursuant to this Section 7.02 at the date of death.

           (b) RETIREMENT OR DISABILITY. Upon termination of the grantee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the grantee (or his or her guardian) may, within 36 months from the date of termination, exercise any Options to the extent such options are or become exercisable during such 36 month period. Notwithstanding the foregoing, the tax treatment available pursuant to
     Section 422 of the Code upon the exercise of an Incentive Stock Option will not be available to a grantee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination due to permanent disability or (ii) three months after the date of termination due to retirement.

           (c) TERMINATION FOR CAUSE. Upon termination of the grantee's employment for "cause" (as determined by the Committee), all Options not yet exercised by the grantee shall terminate immediately.

          (d) TERMINATION FOR OTHER REASONS. Upon the termination of the grantee's employment for reasons other than those set forth in subsections 7.02(a), (b) and (c), the

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     Options will remain exercisable by the grantee for a period not extending beyond three months after the date of the termination of employment, but only to the extent of Options which are exercisable as of the date of such termination of employment.

     7.03 OTHER CONDITIONS. The Committee may impose such conditions with respect to the exercise of options, including conditions relating to applicable federal or state securities laws or requiring the holder to enter into a Stock Restriction Agreement, Non-Competition Agreement or other agreement as it considers necessary or advisable.

     7.04 AMENDMENT OF OPTIONS. The Committee may amend, modify or terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the grantee's consent to such action shall be required unless the Committee reasonably determines that the action, taking into account any related action, would not materially and adversely affect the grantee.

     8.    MISCELLANEOUS

     8.01 GENERAL RESTRICTIONS. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that the accomplishment of any of the following prerequisites is necessary or desirable as a condition of, or in connection with, the granting of such award or the issuance or purchase of Stock thereunder, then the prerequisite shall be accomplished to the satisfaction of the Committee prior to the consummation of such grant, issuance or sale. The prerequisite events, as may be determined by the Committee, are: (i) the listing, registration or qualification of shares of Stock on a securities exchange or under any state or federal law; (ii) the consent or approval of any government regulatory body; or (iii) an agreement by the grantee with respect to the disposition of shares of Stock.

     8.02 NON-TRANSFERABILITY. Options granted under the Plan shall not be transferable by the grantee, except by will or the laws of descent and distribution. Moreover, no option granted under the plan may be transferred pursuant to a domestic relations order. Options shall be exercisable, during the grantee's lifetime, only by the grantee or such permitted transferee.

     8.03 WITHHOLDING. The grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Committee. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee.

     8.04 NO RIGHT TO EMPLOYMENT. The grant of an Option shall not be construed as giving a grantee the right to continued employment. Except as may otherwise be limited by a written agreement between the Company and the grantee, the right of the Company to terminate, at will,

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the grantee's employment with it at any time, free from any liability or claim under the Plan, is specifically reserved by the Company and acknowledged by the grantee.

     8.05 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to be granted awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     8.06 NO RIGHTS AS A STOCKHOLDER. Subject to the provisions of the applicable Option, no grantee or any person claiming through a grantee shall have any rights as a stockholder with respect to any shares of Stock to be distributed under the Plan until the share certificates are duly issued by the Company.

     8.07 ADJUSTMENTS. In the event of any change in the outstanding Stock by reason of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change, the Committee may appropriately adjust: (i) the number of share of Stock which may be issued under the Plan; (ii) the number of shares of Stock subject to Options theretofore granted under the Plan; (iii) the option price of Options theretofore granted under the Plan; or (iv) any and all other matters as may be deemed appropriate by the Committee, the determination of which on such matters shall be conclusive.

     8.08 EFFECT OF REORGANIZATION TRANSACTIONS. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option shall be entitled to receive, upon exercise and payment in accordance with the terms of the Option, the same shares, securities or property as he or she would have been entitled to receive upon the occurrence of such event if he or she had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his or her Option; provided, however, that in lieu of the foregoing the Company may, upon written notice to each holder of an outstanding Option, provide that such Option shall terminate within a specified number of days after the date of such notice unless theretofore exercised. In connection with such notice, the Company may, in its discretion, accelerate or waive any deferred exercise period. Options granted under this Plan may contain such provisions as the Committee shall approve permitting part of all of such Options to become exercisable without regard to any deferred exercise period in the event of a change of control of the Company, as defined by the Committee.

     8.09 AMENDMENT OF PLAN. The Committee may amend the Plan in the following situations:

           (a) CHANGE IN LAW. The Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan, in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

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           (b) OTHER AMENDMENTS. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without stockholder approval, the Committee may not: (i) increase the maximum number of shares of Stock which may be issued under the Plan (other than increases pursuant to Section 8.07); (ii) extend the period during which any award may be granted or exercised; or (iii) extend the term of the Plan. The termination, modification or amendment of the Plan, except as provided in Section 8.09(a), shall not, without the consent of the grantee, materially and adversely affect the grantee's rights under an award previously granted.

     8.10 STOCKHOLDER APPROVAL. The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware or by any other action that would be given the same effect under the laws of such jurisdiction. Such action shall be taken within twelve
(12) months from the date the Plan was adopted by the Board. In the event such stockholder approval is not obtained, all Options granted under the Plan shall be void and without effect.

     8.11 GOVERNINQ LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, except to the extent preempted by federal law which, to that extent, shall govern.

     ADOPTED by the Board of Directors effective as of October 15, 1996.


Attest:                            /s/ Rodney G. Hoffman, Ass't Secretary
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